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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 29, 2001

                         Saxon Asset Securities Company
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               (Exact name of registrant as specified in charter)


          Virginia                      34-0-20552                54-1810895
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(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)

                    4880 Cox Road, Glen Allen, Virginia 23060
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               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (804) 967-7400
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         (Former name or former address, if changed since last report.)

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Item 1.  Changes in Control of Registrant.  Not Applicable.
Item 2.  Acquisition or Disposition of Assets.  Not Applicable.
Item 3.  Bankruptcy or Receivership.  Not Applicable.
Item 4.  Changes in Registrant's Certifying Accountant.  Not Applicable.
Item 5.  Other Events.

                  On March 23, 2001, the Registrant entered into an underwriting agreement with Banc of America Securities LLC, Credit Suisse First Boston Corporation, Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriters"), pursuant to which the Underwriters agreed to purchase and offer for sale to the public, the Registrant's Mortgage Loan Asset Backed Certificates, Series 2001-1, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class BF-1, Class AV-1, Class MV-1, Class MV-2, Class BV-1 and Class A-I0 Certificates (collectively, the "Underwritten Certificates"). The Underwritten Certificates are registered for sale under the Registrant's effective shelf Registration Statement on Form S-3 (333-35370), and are offered pursuant to a Prospectus dated May 19, 2000, and a Prospectus Supplement dated March 23, 2001, to be filed with the Securities and Exchange Commission pursuant to Registration No. 333-35370.

                  In connection with the offering of the Underwritten Certificates, the Underwriters have prepared and disseminated to potential purchasers certain "Computational Materials," as such term is defined in the No-Action response letter to Kidder, Peabody and Co. Incorporated and certain affiliates thereof (publicly available, May 20, 1994). The Computational Materials furnished to certain prospective investors by the lead Underwriter, Banc of America Securities LLC, are filed herewith as Exhibit 99.1. In addition, Credit Suisse First Boston Corporation, Greenwich Capital Markets, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as co-underwriters, have furnished Computational Materials to certain prospective investors, which are substantially identical to the Computational Materials furnished by Banc of America Securities LLC, other than the disclosure in each related co-underwriter's legend.

Item 6.  Resignations of Registrant's Directors.  Not Applicable.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits. Not Applicable.
Item 8.  Change in Fiscal Year.  Not Applicable.

EXHIBITS

99.1 Copy of "Computational Materials" as provided by Banc of America Securities LLC.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     SAXON ASSET SECURITIES COMPANY


                                     By: /s/ BRADLEY D. ADAMS
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                                         Bradley D. Adams, Senior Vice President

March 29, 2001

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                                INDEX TO EXHIBITS

                                                                            PAGE

99.1 Copy of Computational Materials as provided by Banc of America Securities LLC.